UBS Money Series

UBS Select Government Investor Fund

UBS Select Prime Investor Fund

Supplement to the Prospectus dated August 26, 2016

November 1, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Government Investor Fund and UBS Select Prime Investor Fund (each, a “fund” and together, the “funds”) regarding a voluntary fee waiver for each fund.

The Prospectus is hereby supplemented as shown below.

UBS Asset Management (Americas) Inc. (“UBS AM”) will continue to voluntarily waive 0.04% of its management fee (imposed at the related master fund level) for UBS Select Government Investor fund until December 31, 2016. The full benefit of this additional voluntary fee waiver may not flow through in its entirety to fund shareholders given the interplay between the 0.04% voluntary waiver and the pre-existing contractual fee waiver/expense reimbursement arrangements that cap UBS Select Government Investor Fund’s ordinary operating expense ratio at 0.50% through August 31, 2017; the contractual cap is not being increased. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

Effective from November 1, 2016 through December 31, 2016, UBS AM will voluntarily waive 0.06% of its management fee (imposed at the related master fund level) for UBS Select Prime Investor fund. The full benefit of this additional voluntary fee waiver may not flow through in its entirety to fund shareholders given the interplay between the 0.06% voluntary waiver and the pre-existing contractual fee waiver/expense reimbursement arrangements that cap UBS Select Prime Investor Fund’s ordinary operating expense ratio at 0.50% through August 31, 2017; the contractual cap is not being increased. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the funds’ performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-843